Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the

Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23N

TWENTY-FIRST AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTY-FIRST AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1. (a)	Customer desires to use and CSG agrees to provide CSG Vantage® Plus Archives. As a result, Schedule A, “SERVICES,” is AMENDED by adding “CSG Vantage® Plus Archives” to the list of Additional Services and by adding the following description to Exhibit A-5 to the section titled “Additional Services” as follows:

CSG Vantage® Plus Archives. CSG Vantage Plus® Archives provides report archival storage services through a CSG hosted, browser based application. CCS®/ACP system generated report images are stored in an archived data store, accessible in HTML, PDF, and ASCII text formats.

(b)	CSG will begin archiving reports upon Customer’s migration to ACP. Retention is configurable at the report level. Report retention and any special user access requirements will be defined in the Customer Implementation Specification Sheet (“CISS”) document. Report images from CSG Vantage® Plus Archives will be available for a period of up to ***** (**) ******, dating from implementation, after which time the reports will be purged and will be no longer accessible.

(c)	Following implementation of CSG Vantage® Plus Archives, pursuant to a Statement of Work executed by the parties, CSG’s CD ROM/DVD (“Digital Medium”) archive reports will cease within ***** (*) **** of implementation and the Digital Medium will no longer be available.

2.	As a result, Schedule F, Fees, CSG Services, shall be amended to add a new Section VIII. Entitled “CSG Vantage® Plus Archives” as follows:

CSG SERVICES

VIII. CSG Vantage® Plus Archives

Description of Item/Unit of Measure	Frequency	Fee
CSG Vantage® Plus Archives
******** ************** ***, *** ******* ******	*** ****	******
******* ****/******* **** ******* **** *** (**** *)	*** **** *** *******	****.** *** **** **
******* ******** ****** ***** ******* ********* **** (**** *)	******* *** ********	******.**
******* ******* **** ****** ***** ******* ********* **** (**** *)	******* *** ********	**,***.**

**** *: *** ***** ***** ** **** ********** **** ** ***** **** *** **** ********** ******** ** *** ********.

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** *: ******* ******** *** ****** ****** **** ** ******** ******* ** ********* *** ******* ***** **** ***** (**) ****** [*******: ******** ******** *.* ********* ** ******* *** ******** ****** ******* ****** ***** (**) ******. ******** **** ** ******** **,***.** *** **** *****. ** *** ***** ********’* ******* ******** ******* *** (*) *********, ******** **** ** ******** **,***.** *** ***** *** ** ******* ******** ******* ***** (*) *********, $*,***.** *** ***** *** *******, ***. *** ******* ******* ******* *** ** $*,***.** *** *****.

*****: ******* ******** *** ****** ****** **** ** ******** ******* ** ********* *** ****** ****** ******** *** ******* ** ******* ****** ****** *** ******** ******* **** ********* (*.*. ***** ******* ***** (*) ****, ****** ******* ******** (**) ****, *** ******* ******* ****** *** (**) ****).

3.	CSG and Customer agree that CSG shall provide Customer with ** *** ** storage space for Customer’s use at ** **** ******* *** *** *********. ’**** ********** ** *** *** *********, *** **** ***** ********* ******** *** *** ******* ***** ** *** *********** **** *** ***** ** *** ********* ** ****.** *** *** *** *****, **, *** **** **, ******** ****** ** ******** ** *** *** ******* ***** ****** *** *** *********.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson
Name: Michael K. McClaskey		Name: Michael J. Henderson
Title: Senior Vice President and Chief Information Officer		Title: EVP Sales & Marketing
Date: 3/29/12		Date: 3/29/12